                                                                   Exhibit 10.61
                                                                   -------------

                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of November 29, 2001, is made by and between RF MONOLITHICS, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BANK MINNESOTA, N.A., a national banking association (the "Lender").

                                    Recitals

     The Borrower and the Lender are parties to a Credit and Security Agreement dated as of December 8, 2000, as amended by the First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 30, 2001, and the Second Amendment to Credit and Security Agreement dated as of August 23, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreement unless otherwise specified herein.

     The Borrower has requested that certain amendments be made to the Credit Agreement to be effective as of August 31, 2001 (the "Effective Date"), which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1.   Amendments to Section 1.1. Section 1.1 of the Credit Agreement is
          -------------------------
amended by adding the following definition:

          "Alternate Collateral Account" means an account owned by Wells Fargo Bank, N.A., the Lender, or any of their affiliates or subsidiaries used to process Accounts receivable due from foreign account debtors to the Borrower.

The definition of "Collateral" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "Collateral" means all of the Borrower's assets, including Accounts, Chattel Paper, deposit accounts, documents, Equipment, General Intangibles, goods, Instruments, Intellectual Property, Inventory, Investment Property, letter-of-credit rights, letters of credit, Receivables, all sums on deposit in any Collateral Account or any Alternate Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) all sums on deposit in the Special Account; and (viii) proceeds of any and all of the foregoing.

Subsection (xiv) of the definition of "Eligible Export-Related Accounts" in
Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          (xiv) that is due and payable in currency other than U.S. dollars, (a) except as may be approved in writing by Eximbank, (b) except for up to an aggregate of $500,000 in accounts receivable payable by customers of the Borrower in British Pounds Sterling, and (c) except for up to an aggregate of $500,000 in accounts receivable payable by customers of the Borrower in Euros which must be supported by forward dollar contracts;

The definition of "Special Charges" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "Special Charges" means (i) certain restructuring charges of the Borrower to be taken during the fiscal year ending August 31, 2001 including approximately (a) $1,000,000 for a fixed asset reserve, (b) $1,000,000 for an inventory reserve and (c) $200,000 of severance package accruals related to the plan for a reduction in work force, and (ii) a $7,049,000 write-off of deferred income tax benefits.

     2.   Amendment to Section 6.11. Section 6.11 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:

          Section 6.11 Lockbox; Collateral Account; Alternate Collateral
Account.

          (a) For so long as the Credit Facility is in existence or any Obligations are outstanding, the Borrower shall irrevocably direct all present and future account debtors of Export Related Accounts and other Persons obligated to make payments constituting Export Collateral to make such payments directly to the Lockbox or to an Alternate Collateral Account. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Export Collateral shall conspicuously direct that all payments be made (i) to the Lockbox and shall include the Lockbox address, or (ii) to an Alternate Collateral Account and shall include appropriate payment instructions. All payments received in the Lockbox shall be processed to the Collateral Account.

          (b) The Borrower agrees to deposit in the Collateral Account, an Alternate Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Export Collateral, and all other cash proceeds of Export Collateral, which the Borrower may receive directly notwithstanding its direction to account debtors and other obligors to make payments to the Lockbox or to an Alternate Collateral Account, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account or an Alternate Collateral Account, all proceeds or collections of Export Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower.

          (c) Amounts deposited in the Collateral Account or any Alternate Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

          (d) All deposits in the Collateral Account or any Alternate Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing one (1) Banking Day, apply deposited funds in the Collateral Account or an Alternate Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

          (e) All items deposited in the Collateral Account or an Alternate Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account or an Alternate Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account or any Alternate Collateral Account, whether or not in fact endorsed by the Borrower.

     3.   Amendment to Section 6.15. Section 6.15 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:

          Minimum Book Net Worth. The Borrower will maintain, during each period
          ----------------------
     described below, its Book Net Worth in an amount not less than the amount set forth below:

          (a) From June 1, 2001 through August 31, 2001, a minimum Book Net Worth of not less than $19,701,000; and

          (b) From September 1, 2001 through November 30, 2001, a minimum Book Net Worth of not less than the Book Net Worth as of FYE August 31, 2001, minus $700,000.

          Notwithstanding the foregoing, if the Special Charges are not taken during the fiscal year ending August 31, 2001, the covenants for the above-listed periods will be adjusted to new levels to be determined by the Lender in its sole discretion.

     4.   Amendment to Section 6.16. Section 6.16 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:

          Quarterly Minimum Net Income. The Borrower will achieve (a) during the
          ----------------------------
     fiscal year ending on August 31, 2001, a minimum Net Income of greater than ($13,289,000); and (b) during the three month fiscal period from September 1, 2001, to November 30, 2001, a minimum Net Income of greater than ($700,000). Notwithstanding the foregoing, if the Special Charges are not taken during the fiscal year ending August 31, 2001, the covenants for the above-listed periods will be adjusted to new levels to be determined by the Lender in its sole discretion.

     5.   Amendment to Section 6.17. Section 6.17 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:

          Monthly Minimum Net Income. The Borrower will achieve, as of the end
          --------------------------
     of each month (a) during the fiscal year ended August 31, 2001, before the effectiveness of the Special Charges a minimum Net Income of greater than ($500,000); and (b) from September 1, 2001 through November 30, 2001, a minimum Net Income of greater than ($700,000).

     6.   Amendment to Exhibit C. Exhibit C to the Credit Agreement is hereby
          ----------------------
amended to be in the form of Exhibit C to this Amendment.

     7.   No Other Changes. Except as explicitly amended by this Amendment, all
          ----------------
of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     8.   Conditions Precedent. This Amendment shall be effective as of the
          --------------------
Effective Date when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (b)  A Certificate of the Secretary of the Borrower certifying as to
     (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of December 8,

     2000, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of December 8, 2000, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (c)  Such other matters as the Lender may require.

     9.   Representations and Warranties. The Borrower hereby represents and
          ------------------------------
warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     10.  References. All references in the Credit Agreement to "this Agreement"
          ----------
shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     11.  No Waiver. The execution of this Amendment and acceptance of any
          ---------
documents related hereto shall not be deemed to be a waiver of any Default or Event of Default, breach or default under the Credit Agreement or breach, default or event of default under any Security

Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     12.  Release. THE BORROWER AND THE GUARANTOR BY SIGNING THE ACKNOWLEDGMENT
          -------
AND AGREEMENT OF GUARANTOR SET FORTH BELOW, EACH HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE LENDER, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE BORROWER OR SUCH GUARANTOR HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

     13.  Costs and Expenses. The Borrower hereby reaffirms its agreement under
          ------------------
the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     14.  Miscellaneous. This Amendment and the Acknowledgment and Agreement of
          -------------
Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     15.  Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This
          --------------------------------------------------------
Amendment, the Acknowledgment and Agreement of Guarantor and the Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Texas. Each party hereto and the Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any controversy related to this Amendment; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Amendment or the other Loan Documents shall be venued in either the District Court of Collin County, Texas, or the United States District Court for the Northern District of Texas; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AMENDMENT.

     16.  ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BANK MINNESOTA, N.A.              RF MONOLITHICS, INC.


By /s/ Brett Marschall                        By /s/ David M. Kirk
   ------------------------                      ----------------------------
Name:    Brett Marschall                             David M. Kirk
Title:   Vice President                              President